UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010

Commission File Number: 333- 152535

Buyonate, Inc.

(Exact name of registrant as specified in its charter)

Nevada	98- 0550385
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Building 3, Binhe District, Longhe East Road, Lu’an City, Anhui Province, PRC 237000
(Address of principal executive offices)

011-86-564-3224888
(Registrant’s telephone number, including area code)

# 803-5348 Vegas Drive, Las Vegas, NV 89108

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by Buyonate, Inc.  On July 26, 2010 we consummated a private placement to 68 accredited investors for an aggregate gross purchase price of $1,401,855 ($10.56 per unit) of 132,751 units, each unit consisting of  four shares of our Common Stock, par value $0.0001 per share (“Stock”), a three-year warrant to purchase one shares of our Common Stock for $3.70 per share and  a three-year warrant to purchase one share of our Common Stock for $4.75 per share pursuant to a Subscription Agreement (the “Subscription Agreement”) with such investors (the “Private Placement”).

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

•
"Buyonate," "the Company," "we," "us," or "our," are references to the combined business of Buyonate, Inc, and its subsidiary, China Electronic Holdings, Inc., and China Electronic Holdings, Inc.’s direct and indirect subsidiaries;

•	"Securities Act" refers to the Securities Act of 1933, as amended; and

•	"Exchange Act" refers to the Securities Exchange Act of 1934, as amended.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2010 we entered into and consummated a Subscription Agreement with 68 accredited investors described in Item 3.02 of this Current Report, the first paragraph of which Item 3.02 is incorporated herein by reference.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On July 26, 2010 we entered into and consummated a Subscription Agreement (the “Subscription Agreement”) with 68 accredited investors pursuant to which the investors agreed to and did purchase for an aggregate gross purchase price of $1,401,855 an aggregate of (a) 531,005 shares of our common stock, (b) three year warrants (“Series C Warrants”) to purchase an aggregate of 132,751 shares of our common stock for $3.70 per share and (c) three year warrants (“Series D Warrants”) to purchase an aggregate of 132,751 shares of our Common Stock for $4.75 per share. The Subscription Agreement was on the same terms as the Subscription Agreement we entered into on July 9, 2010 and consummated on July 15, 2010 with certain other accredited investors, which transaction was reported in our Current report on Form 8-K, dated July 22, 2010.

The issuances of our Common Stock and warrants to purchase our Common Stock described in the first sentence of the preceding paragraph were exempt from registration under the Securities Act by virtue of compliance with Section 4(2) of the Securities Act and Regulation D thereunder and Regulation S.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits
EXHIBIT INDEX

Exhibit Number	Description

4.1*	Subscription Agreement between Buyonate, Inc. and certain investors, dated July 9, 2010.
4.2*	Form of Warrant of Buyonate, Inc. issued on July 26, 2010

*	Incorporated by reference to the Form 8-K filed on July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2010

BUYONATE, INC.

By:	/s/ Hailong Liu
Hailong Liu
Chief Executive Officer